2015 Annual Meeting of Stockholders Presentation

May 7, 2015

1st Century Bancshares, Inc.

Safe Harbor

Certain matters discussed in this presentation may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. You can find many (but not all) of these forward-looking statements by looking for words such as "approximates," "believes," "expects," "anticipates," "estimates," "intends," "plans," "would," "may" or other similar expressions in this presentation. These statements are based upon our management's current expectations and speak only as of the date hereof. Forward-looking statements are subject to certain risks and uncertainties that could cause our actual results, performance or achievements to differ materially and adversely from those expressed, suggested or implied herein. Accordingly, investors should use caution in relying on forward-looking statements to anticipate future results or trends. These risks and uncertainties include, but are not limited to: (1) the impact of changes in interest rates, (2) political instability, (3) changes in the monetary policies of the U.S. Government, (4) a renewed decline in economic conditions, (5) renewed deterioration in the value of California real estate, both residential and commercial, (6) an increase in the level of non-performing assets and charge-offs, (7) further increased competition among financial institutions, (8) the Company's ability to continue to attract interest bearing deposits and quality loan customers, (9) further government regulation and the implementation and costs associated with the same, (10) internal and external fraud and cyber-security threats including the loss of bank or customer funds, loss of system functionality or the theft or loss of data, (11) management's ability to successfully manage the Company's operations, and (12) the other risks set forth in the Company's reports filed with the U.S. Securities and Exchange Commission. The Company does not undertake, and specifically disclaims any obligation to revise or update any forward-looking statements for any reason.

1st Century Bancshares - Snapshot



* Founded: 2004
* Headquarters: Century City
* 1Q 2015 Assets: $617 million
* Market Cap: ~$70 million
* Associates: 71
* Branch: One (Century City)
* Offices: Two (Santa Monica & Beverly Hills)

1ST CENTURY BANCSHARES, INC.

Why 1st Century Bancshares, Inc.?

Attractive market demographics

Focused growth strategy

- **Expanded footprint in Westside**

Strong and low cost relationship deposit base

Balanced loan portfolio, pristine credit quality and strong loan loss reserves

Well positioned to leverage continued economic recovery and competitor dislocation

Stable and experienced management

Strong capital position

1ST CENTURY BANCSHARES, INC.

1st Century Bank Profile

- **Attractive Market**
  - Headquartered in Century City – West Los Angeles franchise.
  - Strong demographics; $60* billion in total deposits, *one of the largest concentrations of core deposits in the nation.*
- **Building Relationships**
  - 1st Century Bank is committed to building long-term relationships by acting as trusted advisors and client advocates.
- **Big, Small Bank**
  - 1st Century Bank offers its customers big money center banking technologies and services with traditional, small community bank-like relationships that serve specific and unique client needs.

**Source: FDIC Summary of Deposits as of June 30, 2014.*

1ST CENTURY BANCSHARES, INC.

Investment Highlights

- **Pure play on West Los Angeles Market**
- **Strong growth trajectory**
  - Total Assets CAGR of 14.3% (2006-2014)
  - Total Deposits CAGR of 16.8% (2006-2014)
- **High quality deposit base**
  - Non-interest bearing deposits comprise 56% of total deposits at year end 2014
  - Cost of deposits was 9 bps during the year end 2014
- **Strong credit quality and capital**
  - Non Performing Assets to Total Assets was 0.11% at year end 2014
  - Total Risk-based Capital Ratio of 13.13% at year end 2014

1ST CENTURY BANCSHARES, INC.

2014 Highlights

- Achieved **record levels** in total assets, loans and deposits
- Total assets increased 9% as compared to the prior year, to $585 million
- Total loans increased 15% as compared to the prior year, to $443 million
- Total deposits increased 11% as compared to the prior year, to $503 million
- Total cost of funds was 15 basis points, compared to 18 basis points in 2013
- Non-performing assets to total assets declined to 0.11% at December 31, 2014 from 0.15% at December 31, 2013
- Maintained capital ratios well above the general regulatory requirements to be considered a "well-capitalized" financial institution

1st Century Bank Growth Strategies

Market Penetration
Build 1st Century brand and reputation in our attractive core market – West Los Angeles

Organic Client Growth
Build upon base of clients with continued focus on small businesses and professionals

Strategic Equity Position
Strong capital base to help facilitate lending and strategic opportunities

Focus on Core Deposits
Continue to build core deposit franchise

Asset Quality
Maintain balanced loan portfolio and Solid credit quality

Other Growth Strategies
Pursue opportunities presented by competitor dislocation

West LA Economic Environment

Home to some of the most valuable Real Estate in the World

Beverly Hills, Santa Monica, Bel Air, Brentwood, West Hollywood

Highly Affluent Client Base and creative workforce

Population of approximately 1 million and a workforce of more than 500,000 reside in the area

Major Center for Professional Services, Creative Industries, Digital Media and high-tech investment

Business Friendly Infrastructure Development

Exposition Light Rail will connect Downtown to the beach

West LA Deposit Rich Market

$60 Billion*

In Deposits on the Westside –
One of the largest concentrations of core deposits in the Nation.


Santa
Monica
Mountains
Bel Air
Beverly Hills
Pacific Palisades
Century City
Brentwood
Santa Monica
Culver City
Marina del Rey
Pacific Ocean

*Source: FDIC Summary of Deposits as of June 30, 2014.

West LA Market Share

	Financial Institution	% Balance
1	Bank of America Corp.	20.10%
2	Wells Fargo & Co.	17.64%
3	City National Corp.	16.44%
4	JPMorgan Chase & Co.	7.91%
5	Citigroup Inc.	5.57%
6	CIT Group Inc.	4.65%
7	Comerica Inc.	3.91%
8	Mitsubishi UFJ Financial Group Inc.	3.72%
9	First Republic Bank	3.70%
10	PacWest Bancorp	3.19%
11	U.S. Bancorp	2.66%
12	Banc of California Inc.	1.83%
13	East West Bancorp Inc.	1.41%
14	**1st Century Bancshares Inc.**	0.79%
15	Zions Bancorp.	0.76%
16	Israel Discount Bank Ltd.	0.51%
17	BNP Paribas SA	0.49%
18	Northern Trust Corp.	0.48%
19	CU Bancorp	0.46%
20	Luther Burbank Corp.	0.45%
21	First Banks Inc.	0.37%

	Financial Institution	% Balance
22	HSBC Holdings Plc	0.33%
23	California Republic Bancorp	0.31%
24	EH National Bank	0.30%
25	Preferred Bank	0.28%
26	Grandpoint Capital Inc.	0.27%
27	First Credit Bank	0.26%
28	Boston Private Financial Holdings Inc	0.16%
29	Western Alliance Bancorp.	0.15%
30	Opus Bank	0.15%
31	Carpenter Bank Partners Inc.	0.15%
32	First Citizens BancShares Inc.	0.13%
33	Sumitomo Mitsui Financial Group Inc.	0.11%
34	Hanmi Financial Corp.	0.11%
35	NCAL Bancorp	0.09%
36	Beal Financial Corp.	0.04%
37	Pacific Commerce Bank	0.03%
38	Community Bank	0.03%
39	First Foundation Inc.	0.02%
40	TFC Holding Co.	0.02%
41	OneUnited Bank	0.01%

**Source: FDIC Summary of Deposits as of June 30, 2014.*

1ST CENTURY BANCSHARES, INC.

Experienced Management

Name	Title	Functional	Banking Exp.	1CB Tenure
Alan I. Rothenberg	Chairman	Chairman	41 years*	12 years
Jason P. DiNapoli	President	Chief Executive Officer	21 years	12 years
Bonnie S. Rubin	EVP	Regional Director	28 years	10 Years
Brad S. Satenberg	EVP	Chief Financial Officer	21 years**	6 years
J. Kevin Sampson	EVP	Chief Credit Officer	23 years	6 years
Melissa Rickabaugh	EVP	Head of Operations	36 years	1 year

*Includes time spent as Lawyer, Board Member and Organizer.
**Includes time spent as a public accountant focused on financial institutions.

1ST CENTURY BANCSHARES, INC.

Financial Overview

Asset Base

Total Assets
($millions)

8 - year CAGR = 14.3%
(2006-2014)


$201
$224
$259
$272
$308
$405
$499
$538
$585
2006
2007
2008
2009
2010
2011
2012
2013
2014

Asset Composition
(at December 31, 2014)


All other assets 2%
Cash & Cash Equivalents 10%
Investments 14%
Loans 74%

1st Century Bancshares, Inc.

Asset Quality



Non-Performing Assets to Total Assets
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
2009
2010
2011
2012
2013
2014
1st Century Bank
CA Peers*



Non-Performing Loans to Total Loans
7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
2009
2010
2011
2012
2013
2014
1st Century Bank
CA Peers*

** SNL Financial Data Report (CA banks with assets between $500 to $750 million).*

1ST CENTURY BANCSHARES, INC.

Allowance for Loan Loss to Total Loans



3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
2009
2010
2011
2012
2013
2014
1st Century Bank
CA Peers*

** SNL Financial Data Report (CA banks with assets between $500 to $750 million).*

Deposits – Expanding Core Deposit Base

Total Deposits
($millions)


DDA & NOW
8-year CAGR = 31.7%
(2006 –2014)
Total Deposits
8-year CAGR = 16.8%
(2006 –2014)
$500
$450
$400
$350
$300
$250
$200
$150
$100
$50
$0
2006
2007
2008
2009
2010
2011
2012
2013
2014
DDA & NOW
Total Deposits

Deposit Composition
(at December 31, 2014)


Savings & money market deposits 31%
Time 8%
Interest bearing demand 5%
Non-interest bearing demand 56%

1ST CENTURY BANCSHARES, INC.

Deposits Trends

Deposit Accounts & Types



# of Accounts	2006	2007	2008	2009	2010	2011	2012	2013	2014
Customer CD's	89	114	102	145	105	76	47	47	38
MMA & Savings	260	319	367	439	570	764	920	1,030	1,079
DDA & NOW	640	842	1,199	1,710	2,233	2,741	3,397	4,152	4,869

1ST CENTURY BANCSHARES, INC.

Deposit Franchise


Non Interest-Bearing
Deposits to Total Deposits
60.00%
50.00%
40.00%
30.00%
20.00%
10.00%
0.00%
2009
2010
2011
2012
2013
2014
1st Century Bank
CA Peers*


Cost of Funds
1.60%
1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
2009
2010
2011
2012
2013
2014
1st Century Bank
CA Peers*

** SNL Financial Data Report (CA banks with assets between $500 to $750 million).*

1ST CENTURY BANCSHARES, INC.

Balanced Loan Portfolio

Gross Loans
($millions)

8-year CAGR = 16.8%
(2006 – 2014)



$128
$172
$200
$182
$179
$233
$267
$384
$443
2006
2007
2008
2009
2010
2011
2012
2013
2014

Average Loan Size ($thousands)	2006	2007	2008	2009	2010	2011	2012	2013	2014
	$547	$616	$866	$623	$610	$512	$568	$585	$653

Loan Composition
(at December 31, 2014)



Land & Construction 8%
Consumer Other 7%
Commercial & Industrial 21%
Residential Mortgages 22%
Commercial RE 42%

1ST CENTURY BANCSHARES, INC.

Earnings



20,000
18,000
16,000
14,000
12,000
10,000
8,000
6,000
4,000
2,000
-
($ in 000's)
$11,281
$1,025
$14,073
$ 2,942
$16,208
$ 6,862*
$18,459
$ 2,361
2011
2012
2013
2014
Net Interest Income
Pre-Tax Earnings
Net income

*Includes $3.1mm related to the reversal of a tax valuation allowance

1ST CENTURY BANCSHARES, INC.

Well Capitalized



Bank Capital Ratios
(at December 31, 2014)
15.00%
10.00%
5.00%
0.00%
9.40%
11.87%
13.13%
5%
6%
10%
Tier 1 Leverage Ratio
Tier 1 Risk-Based Capital Ratio
Total Risk-Based Capital Ratio
% to generally be categorized as a "well capitalized" financial institution

1ST CENTURY BANCSHARES, INC.

FCTY - Market Performance


1st Century Bancshares, Inc. - Price Change (%)
FCTY (+86.25%)
KBW Bank (+36.35%)
Price Change (%)
150
100
50
0
-50
Jul 2010
Jan 2011
Jul 2011
Jan 2012
Jul 2012
Jan 2013
Jul 2013
Jan 2014
Jul 2014
Jan 2015

Source: SNL Financial (as of May 5, 2015)

1st Century Bancshares, Inc.